UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                      _________________________________

                                   FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   February 22, 2005


                      ADVANCED BATTERY TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


    Delaware                    0-13337                 22-2497491
  -------------------------------------------------------------------------
  (State of Incorporation)   (Commission File          (IRS Employer
                              Number)                   Identification No.)


              136-14 Northern Blvd., Suite 8E, Flushing, NY 11354
              ---------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (718) 359-6866
                         -----------------------------
                         Registrant's Telephone Number



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17
    CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Director

     On February 22, 2005 John C. Leo resigned from his position as a member of the Board of Directors of Advanced Battery Technologies, Inc.

                                   EXHIBITS

     None.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADVANCED BATTERY TECHNOLOGIES, INC.


Dated: February 23, 2005            By:/s/ Zhiguo Fu
                                    --------------------------
                                    Zhiguo Fu
                                    Chief Executive Officer